SoundHound AI Reports Record First Quarter, Up 151% With $29.1 Million in Revenue
The company ended the quarter with a strong cash position of $246 million and no debt
SANTA CLARA, Calif.--(BUSINESS WIRE)--SoundHound AI, Inc. (Nasdaq: SOUN), a global leader in voice artificial intelligence, today reported its financial results for the first quarter 2025.
“SoundHound continues to extend its reach and create new possibilities for real world AI applications. The release of our complete AI agent platform delivers full, voice-enabled Agentic AI for customers across all industries,” said Keyvan Mohajer, CEO and Co-Founder of SoundHound AI. “At the same time, our bold growth initiatives are paying dividends, and we’re realizing significant cross-sell and upsell opportunities following our acquisitions.”
First Quarter Financial Highlights
•Reported revenue was $29.1 million, an increase of 151% year-over-year; no customer accounted for more than 10% of our revenue in the quarter, showing continued diversification of customers.
•GAAP gross margin was 36.5%; non-GAAP gross margin was 50.8%
•GAAP diluted earnings per share was $0.31; non-GAAP diluted earnings per share was a loss of $(0.06)
•GAAP net income was $129.9 million; non-GAAP net loss was $(22.3) million
•Adjusted EBITDA was $(22.2) million
•GAAP results include a gain from the calculated fair value of contingent acquisition liabilities where future earnout shares are marked-to-market on a quarterly basis based on the company’s stock price. Non-GAAP measures exclude this non-operating/non-cash impact.

“Our distinctive value proposition in conversational voice AI across an increasingly diverse industry base is manifesting real returns and outcome-based results for our end customers ," said Nitesh Sharan, CFO of SoundHound AI. "Our addressable and serviceable market continues to expand meaningfully, and we are capturing more of it with accelerating momentum.”

Business Highlights
•Agentic AI: Unveiled Amelia 7.0, allowing businesses to harness the power of full Agentic AI with category-leading voice technology. The platform marks a leap forward, with smart AI agents that reason and perform complex tasks with humanlike interactions.
•Voice Commerce: Voice commerce solution has now integrated dozens of restaurant brands and is running pilots and POCs with multiple automakers, including the innovation team at one of the world’s largest automotive brands.
•Restaurants: Expanded partnership with one of the largest pizza chains in the US, providing our phone answering and AI solutions to thousands of locations.
•Added locations with existing brands, such as Habit Burger, Casey’s, Firehouse Subs, Five Guys, White Castle and McAlister’s, among others. Continued expansion across Burger King UK locations together with strategic partner, Acrelec.
•Automotive: Joined forces with Tencent Intelligent Mobility to bring world class conversational AI to the Intelligent Cockpits of global auto brands. Participated in NVIDIA GTC 2025, expanding its joint offering of SoundHound’s voice assistant leveraging generative AI on the edge running on NVIDIA Drive AGX™.
•Healthcare: Renewed or expanded with three customers this quarter, including a prominent medical billing company, a healthcare provider that brings test results to the patient at home, and a healthcare provider in the midwest that owns and operates a dozen hospitals. Three of the new healthcare deals won in Q4 2024 are now live.
•Retail: Signed strategic pilots with multiple top U.S. fitness chains and leading home services franchises, unlocking potential for thousands of locations and positioning Soundhound Smart Answering as a leading solution for multi-unit operations.
•Energy: Launched a new AI Agent to transform the customer experience of a large utilities company we signed in Q4 2024. Joined forces with PowerConnect.AI to bring voice AI agents to the more utilities businesses.
•Information Technology: Renewed contracts with a Tokyo-based multinational company that offers services across various industries, and another large Tokyo-based company that delivers IT services, system integration, cloud computing, and information security.
•Telecom: Renewed contracts with a large British multinational telecommunications company, helping to power its employee IT support desk with our best-in-class AI agents.
•Travel and Hospitality: Signed a deal with the leading luxury resort developer in Latin America, offering an AI agent concierge for inbound and outreach services. The company also expanded with one the largest hotel chains in the world offering full-service hotels and resorts.
•Financial Services: Continued traction with some of the largest financial institutions in the world, including significant renewals across four financial institutions. Also signed one of the one of world's largest insurance companies in Europe.
•Channel Partners: Worked together with channel partners, winning a large global agriculture OEM, a global tax preparation company, and a North American travel and hospitality company. Additionally, the company expanded with a large systems integrator and renewed with a large Japan-based multinational IT and services corporation with reseller agreements.

Other Notable Highlights
•Partnered with Pindrop to bring powerful security and authentication tools to voice-powered AI agents.
•SoundHound AI was named an “exemplary” market leader for AIOps by ISG Research, outperforming industry leaders in overall performance.
•Participated in NVIDIA GTC 2025, featuring demos that spotlight voice innovation, including SoundHound’s new voice commerce technology.
•Unveiled its next-generation AI platform for restaurants, enhancing Dynamic Drive-Thru with omnichannel ordering
•SoundHound Chat AI Automotive introduced a new Brand Personalities feature
•Unveiled the first ever in-vehicle voice commerce platform that enables seamless voice-controlled food ordering on the go at CES 2025.

First Quarter 2025 Financial Measures1

Three Months Ended (thousands, unless otherwise noted)	March 31, 2025	March 31, 2024	Change
Revenues	$29,129	$11,594	151%
GAAP gross profit	$10,618	$6,925	53%
GAAP gross margin	36.5%	59.7%	(23.2)	pp
Non-GAAP gross profit	$14,807	$7,598	95%
Non-GAAP gross margin	50.8%	65.5%	(14.7)	pp
GAAP operating income (loss)[2]	$128,097	$(28,529)	549%
Non-GAAP adjusted EBITDA	$(22,172)	$(15,404)	(44)%
GAAP net income (loss)[2]	$129,932	$(33,009)	494%
Non-GAAP net loss	$(22,331)	$(20,227)	(10)%
GAAP net income (loss) per share ²·³	$0.31	$(0.12)	$0.43
Non-GAAP net loss per share ³	$(0.06)	$(0.07)	$0.01
1)Please see tables below for a reconciliation from GAAP to non-GAAP.
2)GAAP-only operating income includes a significant impact from the calculated fair value of contingent acquisition liabilities where future earn-out shares are marked-to-market on a quarterly basis, and with the decrease in stock price at quarter-end the gain associated with this item was $176 million in the first quarter. Non-GAAP measures exclude this non-operating/non-cash impact.
3)GAAP EPS above is reported on a diluted basis (Basic GAAP EPS is $0.33). Non-GAAP EPS above is reported on both a basic and diluted basis.

Liquidity and Cash Flows
The company’s total cash and cash equivalents was $246 million at March 31, 2025, with no debt.
Condensed Cash Flow Statement

Three Months Ended (thousands)	March 31, 2025	March 31, 2024
Cash flows:
Net cash used in operating activities	$(19,185)	$(21,948)
Net cash used in investing activities	(162)	(3,788)
Net cash provided by financing activities	67,010	142,698
Effects of exchange rate changes on cash	(94)	103
Net change in cash and cash equivalents	$47,569	$117,065
Business Outlook
SoundHound reaffirms its full year 2025 revenue outlook to be in a range of $157 - $177 million.
Additional Information
For more information please see the company’s SEC filings which can be obtained on the company’s website at investors.soundhound.com. The financial statements will be posted on the website, and will be included when the company files its 8-K. The financial data presented in this press release should be considered preliminary until the company files its 10-Q.
Conference Call and Webcast
Keyvan Mohajer, Co-Founder and CEO, and Nitesh Sharan, CFO will host a live audio conference call and webcast today at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time. A live webcast and replay will be accessible at investors.soundhound.com.
About SoundHound AI
SoundHound (Nasdaq: SOUN), a global leader in conversational intelligence, offers voice and conversational AI solutions that let businesses offer incredible experiences to their customers. Built on proprietary technology, SoundHound’s voice AI delivers best-in-class speed and accuracy in numerous languages to product creators and service providers across retail, financial services, healthcare, automotive, smart devices, and restaurants via groundbreaking AI-driven products like Smart Answering, Smart Ordering, Dynamic Drive Thru, and Amelia AI Agents. Along with SoundHound Chat AI, a powerful voice assistant with integrated Generative AI, SoundHound powers millions of products and services, and processes billions of interactions each year for world class businesses. www.soundhound.com
Forward Looking Statements
This press release contains forward-looking statements, which are not historical facts, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. These forward-looking statements include, but are not limited to, statements concerning our expected financial performance, our ability to implement our business strategy and anticipated business and operations, and guidance for financial results for 2025. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. As a result, readers are cautioned not to place undue reliance on these forward-looking statements.
Our actual results may differ materially from those expressed or implied by these forward-looking statements as a result of risks and uncertainties impacting SoundHound’s business including, our ability to successfully launch and commercialize new products and services and derive significant revenue, our market opportunity and our ability to acquire new customers and retain existing customers, unexpected costs, charges or expenses resulting from our 2024 acquisitions, the ability of our 2024 acquisitions to be accretive on the company's financial results, and those other factors described in our risk factors set forth in our filings with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.
Non-GAAP Measures of Financial Performance
To supplement the company’s financial statements, which are presented on the basis of U.S. generally accepted accounting principles (GAAP), the following non-GAAP measures of financial performance are included in this release: non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, non-GAAP net loss and non-GAAP earnings per share.
The company believes that providing this non-GAAP information in addition to the GAAP financial information allows investors to view the financial results in the way the company views its operating results. The company also believes that providing this information allows investors to not only better understand the company's financial performance, but also, better evaluate the information used by management to evaluate and measure such performance.
As such, the company believes that disclosing non-GAAP financial measures to the readers of its financial statements provides the reader with useful supplemental information that allows for greater transparency in the review of the company’s financial and operational performance.
The company defines its non-GAAP measures by excluding certain items:
The company arrives at non-GAAP gross profit and non-GAAP gross margin by excluding (i) amortization of intangibles (including acquired intangible assets) and (ii) stock-based compensation.
The company arrives at adjusted EBITDA by excluding (i) total interest and other income/(expense), net, (ii) income taxes (benefits), (iii) depreciation and amortization expense (including acquired intangible assets), (iv) stock-based compensation, (v) change in fair value of contingent consideration for business acquisition, and (vi) acquisition-related costs.
The company arrives at non-GAAP net loss and non-GAAP net loss per share by excluding (i) depreciation and amortization expense (including acquired intangible assets), (ii) stock-based compensation, (iii) change in fair value of contingent consideration for business acquisition, (iv) change in fair value of derivative, and (v) acquisition-related costs.
Reconciliations of GAAP to these adjusted non-GAAP financial measures are included in the tables below. When analyzing the company's operating results, investors should not consider non-GAAP measures as substitutes for the comparable financial measures prepared in accordance with GAAP.
To the extent that the company presents any forward-looking non-GAAP financial measures, the company does not present a quantitative reconciliation of such measures to the most directly comparable GAAP financial measure (or otherwise present such forward-looking GAAP measures) because it is impractical to do so.
First Quarter Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Margin

Three Months Ended (thousands, unless otherwise noted)	March 31, 2025	March 31, 2024
GAAP gross profit[1]	$10,618	$6,925
Adjustments:
Amortization of Intangibles	4,046	521
Stock-based compensation	143	152
Non-GAAP gross profit	$14,807	$7,598
GAAP gross margin	36.5%	59.7%
Non-GAAP gross margin	50.8%	65.5%
1)GAAP gross profit is calculated by subtracting the cost of revenues from revenues.
First Quarter Reconciliation of GAAP Net Loss to Non-GAAP Adjusted EBITDA

Three Months Ended (thousands)	March 31, 2025	March 31, 2024
GAAP net income (loss)	$129,932	$(33,009)
Adjustments:
Total other income (expense), net[1]	(2,654)	4,185
Income taxes/(benefits)	819	295
Depreciation and amortization	7,755	1,471
Stock-based compensation	17,440	6,979
Change in fair value of contingent acquisition liabilities	(176,100)	4,162
Acquisition-related expenses	636	513
Non-GAAP adjusted EBITDA	$(22,172)	$(15,404)
1)Includes other income, net of $2.9 and $1.5 million for the three months ended March 31, 2025 and 2024, respectively.

First Quarter Reconciliation of GAAP Net Loss to Non-GAAP Net Loss and Non-GAAP Net Loss Per Share

Three Months Ended (thousands, unless otherwise noted)	March 31, 2025	March 31, 2024
GAAP net income (loss) attributable to SoundHound common shareholders	$129,227	$(33,352)
Adjustments:
Depreciation and amortization	7,755	1,471
Stock-based compensation	17,440	6,979
Change in fair value of contingent acquisition liabilities	(176,100)	4,162
Change in fair value of derivative	(1,289)	—
Acquisition-related expenses	636	513
Non-GAAP net loss	$(22,331)	$(20,227)
Basic
GAAP net income (loss) per share[1]	$0.33	$(0.12)
Adjustments	$(0.39)	$0.05
Non-GAAP net loss per share[2]	$(0.06)	$(0.07)
Diluted
GAAP net income (loss) per share[1]	$0.31	$(0.12)
Adjustments	$(0.37)	$0.05
Non-GAAP net loss per share[2]	$(0.06)	$(0.07)
1)Weighted average common shares outstanding (basic) for the three months ended March 31, 2025 and 2024, were 393,893,313 and 286,596,559, respectively. Weighted average common shares outstanding (diluted) for the three months ended March 31, 2025 and 2024, were 414,156,455 and 286,596,559, respectively.
2)Weighted average common shares outstanding (basic) for the three months ended March 31, 2025 and 2024, were 393,893,313 and 286,596,559, respectively. Weighted average common shares outstanding (diluted) for the three months ended March 31, 2025 and 2024, were 393,893,313 and 286,596,559, respectively.

Investors:
Scott Smith
408-724-1498
IR@SoundHound.com
Media:
Fiona McEvoy
415-610-6590
PR@SoundHound.com